                                                                               .
                                                                               .
                                                                               .

                                                                  [EXHIBIT 4(e)]

                                CONTRACT SCHEDULE

MERRILL LYNCH LIFE INSURANCE COMPANY   Contract Number:      [%999999999]
Service Center:                        Contract Date:        [January 3, 2005]
[P.O. Box 44222]
[Jacksonville, FL 32231-4222]          Financial Advisor:
[1-800-535-5549]                       [JOE BROKER]

CONTRACT INFORMATION

Contract Form:                      ML-VA-010 - Flexible Premium Deferred Variable Annuity
Surrender Charge Period:            [7 Years]
Type of Contract:                   [Non-Qualified]

Owner(s) Information:

Name(s)                                 Sex             Age [Nearest Birthday]
-------                                 ---             ---
[John Doe]                              [M]             [65]

Maximum Owner Age:            [80]

Annuitant(s) Information:

Name(s)                                 Sex             Age [Nearest Birthday]
-------                                 ---             ---
[Joe Smith]                             [M]             [55]

Maximum Annuitant Age:        [80]

Beneficiary(s) Information:
   Primary Beneficiary

Name(s)                             Relationship        Percentage
-------                             ------------        ----------
[Mary Doe]                          [ Spouse]           [100]%

   Contingent Beneficiary

Name(s)                             Relationship        Percentage
-------                             ------------        ----------
[Anne Doe]                          [ Daughter]         [100]%

CONTRACT TERMINATION

This Contract will terminate upon the occurrence of any of the following events:

      a. the date the Contract is returned under the RIGHT TO REVIEW CONTRACT provision;

      b.    the date of payment of the entire Surrender Value;

      c.    the date of the last Death Benefit payment to the last Beneficiary;
            or

      d.    the date of the final annuity payment.

                                     - 5A -

                                CONTRACT SCHEDULE

                                           Contract Number:   [%999999999]

INACTIVE CONTRACT

[This Contract will be terminated by Us if, at the end of any Valuation Period:

      1.    no Premium payments have been received during the prior [24] months;
            and

      2. the total of all Premium payments made, less any partial withdrawals, is less than $[2,000]; and

      3.    the Contract Value is less than $[2,000].]

PREMIUMS

Initial Premium:                                                  $[          ]

   Initial Net Premium:                        $[          ]

Allocation of Initial Net Premium:

  [On the Contract Date, the Initial Net Premium will be allocated as shown in the Investment Options section of this Contract Schedule.]

Allocation of Additional Net Premiums:

  [Additional Net Premiums will be allocated at the end of the Valuation Period during which the Additional Premium payment is received and accepted at Our Service Center. Additional Net Premiums will be allocated according to any instructions the Owner provides at the time of such Premium payment, or, if none are received, according to the allocation instructions We have on file, subject to any allocation requirements imposed by Us.]

We reserve the right to impose restrictions on allocations of Premiums.

Premium Load - See the Fees and Charges section of this Contract Schedule.

PREMIUM REQUIREMENTS AND LIMITATIONS

Minimum Additional Premiums:                                      $[  50]

Maximum Total Premium Limit:

  [This limit applies to each Owner based on that Owner's age on the date of each Premium payment (the Annuitant's age if the Owner is a non-natural person).

      If an Owner is under age [70]: The total of all Premiums paid under this Contract and any other annuity contract(s) issued by Us, or by an affiliated insurance company, to that Owner is limited to $ [1,000,000] without Our prior approval.

      If an Owner is age [70] or over: The total of all Premiums paid under this Contract and any other annuity contract(s) issued by Us, or by an affiliated insurance company, to that Owner is limited to $ [500,000] without Our prior approval.]

[No additional Premiums can be paid on or after the Owner's (or older Co-Owner's) age [85].]

We reserve the right to refuse to accept any Premium payment.

                                     - 5B -

                                CONTRACT SCHEDULE

                                           Contract Number:   [%999999999]

INVESTMENT OPTIONS

Separate Account: [Merrill Lynch Life Variable Annuity Separate Account [A]   ]

Allocation Guidelines and Restrictions:

      [1.] [At any one time, Net Premiums and Account Value may be allocated among up to [20] of the available subaccounts.]

      [2.]  [All allocations must be in whole percentages.]

      [3.] [The minimum amount which may be allocated to any subaccount is [$1,000].]

      [4.] We reserve the right to impose restrictions on allocations to certain subaccounts.

                                                   Current
                                                 Asset-Based
                                                   Insurance        Allocation
Investment Category   Subaccount                    Charge          Percentage
-------------------   ----------                 -----------        ----------
[Large Cap Value]       [ X   ]                     [xxx]%             [xxx]%
                        [ X   ]                     [xxx]%             [xxx]%
                        [ X   ]                     [xxx]%             [xxx]%
                        [ X   ]                     [xxx]%             [xxx]%
                        [ X   ]                     [xxx]%             [xxx]%
                        [ X   ]                     [xxx]%             [xxx]%
                        [ X   ]                     [xxx]%             [xxx]%
                        [ X   ]                     [xxx]%             [xxx]%
                        [ X   ]                     [xxx]%             [xxx]%
                        [ X   ]                     [xxx]%             [xxx]%

[Large Cap Growth]      [ X   ]                     [xxx]%             [xxx]%
                        [ X   ]                     [xxx]%             [xxx]%
                        [ X   ]                     [xxx]%             [xxx]%
                        [ X   ]                     [xxx]%             [xxx]%
                        [ X   ]                     [xxx]%             [xxx]%
                        [ X   ]                     [xxx]%             [xxx]%
                        [ X   ]                     [xxx]%             [xxx]%
                        [ X   ]                     [xxx]%             [xxx]%
                        [ X   ]                     [xxx]%             [xxx]%
                        [ X   ]                     [xxx]%             [xxx]%

[Mid & Small Cap]       [ X   ]                     [xxx]%             [xxx]%
                        [ X   ]                     [xxx]%             [xxx]%
                        [ X   ]                     [xxx]%             [xxx]%
                        [ X   ]                     [xxx]%             [xxx]%
                        [ X   ]                     [xxx]%             [xxx]%
                        [ X   ]                     [xxx]%             [xxx]%
                        [ X   ]                     [xxx]%             [xxx]%
                        [ X   ]                     [xxx]%             [xxx]%
                        [ X   ]                     [xxx]%             [xxx]%

                                CONTRACT SCHEDULE

                                           Contract Number:   [%999999999]

INVESTMENT OPTIONS (CONTINUED)

                                                Current
                                              Asset-Based
                                               Insurance          Allocation
Investment Category     Subaccount               Charge           Percentage
-------------------     ----------            -----------         ----------
[International]           [ X   ]                [xxx]%            [xxx]%
                          [ X   ]                [xxx]%            [xxx]%
                          [ X   ]                [xxx]%            [xxx]%
                          [ X   ]                [xxx]%            [xxx]%
                          [ X   ]                [xxx]%            [xxx]%
                          [ X   ]                [xxx]%            [xxx]%
                          [ X   ]                [xxx]%            [xxx]%
                          [ X   ]                [xxx]%            [xxx]%
                          [ X   ]                [xxx]%            [xxx]%
                          [ X   ]                [xxx]%            [xxx]%
                          [ X   ]                [xxx]%            [xxx]%

[Money Market]            [ X   ]                [xxx]%            [xxx]%
                          [ X   ]                [xxx]%            [xxx]%

[Fixed Income]            [ X   ]                [xxx]%            [xxx]%
                          [ X   ]                [xxx]%            [xxx]%
                          [ X   ]                [xxx]%            [xxx]%
                          [ X   ]                [xxx]%            [xxx]%
                          [ X   ]                [xxx]%            [xxx]%
                          [ X   ]                [xxx]%            [xxx]%
                          [ X   ]                [xxx]%            [xxx]%
                          [ X   ]                [xxx]%            [xxx]%
                          [ X   ]                [xxx]%            [xxx]%
                          [ X   ]                [xxx]%            [xxx]%

[Other]                   [ X   ]                [xxx]%            [xxx]%
                          [ X   ]                [xxx]%            [xxx]%
                          [ X   ]                [xxx]%            [xxx]%
                          [ X   ]                [xxx]%            [xxx]%
                          [ X   ]                [xxx]%            [xxx]%
                          [ X   ]                [xxx]%            [xxx]%
                          [ X   ]                [xxx]%            [xxx]%
                          [ X   ]                [xxx]%            [xxx]%
                          [ X   ]                [xxx]%            [xxx]%
                          [ X   ]                [xxx]%            [xxx]%
                          [ X   ]                [xxx]%            [xxx]%

                                Total                                100%

                                     - 5D -

                                CONTRACT SCHEDULE

                                           Contract Number:   [%999999999]
FEES AND CHARGES

Asset-Based Insurance Charge:

           Current Annual              [see table in Investment Options section]
           Maximum Annual              [2.00] %

  [The daily Asset-Based Insurance Charge is [1/365th of the annual charge]. The Asset-Based Insurance Charge will be deducted daily in the determination of the Net Investment Factor for each subaccount.]

  We reserve the right to apply different current Asset-Based Insurance Charges to designated subaccounts. The current Asset-Based Insurance Charge that applies to each subaccount on the Contract Date is shown in the table in the Investment Options section above.

Contract Fee:

           [Current       [$50]                    Maximum [$75]

  [If, on a Contract Anniversary on or prior to the Annuity Date, or on the date of a full withdrawal, or on the Annuity Date, both the Contract Value and Premiums less withdrawals, are less than $[50,000], We will deduct a Contract Fee.]

  [The fee will be deducted from each subaccount in the ratio of your interest in each subaccount to your Account Value.]

  We reserve the right not to deduct a Contract Fee from designated subaccounts which may be made available in the future.]

Premium Tax Charge:

  [Any charges made by Us attributable to premium taxes imposed by a state or other governmental unit will be deducted at the Annuity Date. In those jurisdictions that do not allow Us to reduce our current taxable premium income by the amount of any withdrawal or death benefit, We will also deduct a charge for those taxes on any withdrawal or death benefit paid under this Contract.]

Premium Load:

           [None]

Transfer Fee:

           [Current  $ [25]                       Maximum $ [30]

  [A Transfer Fee will be collected for each transfer in a Contract Year in excess of the number of transfers allowed without a fee as shown in the Transfers section of this Contract Schedule.]

  [The Transfer Fee will be deducted from each transfer in the ratio of the amount transferred from each subaccount to the total amount transferred prior to the deduction of the Transfer Fee.]]

                                     - 5E -

                                CONTRACT SCHEDULE

                                           Contract Number:   [%999999999]

FEES AND CHARGES (CONTINUED)

Redemption Fee:

  We reserve the right to impose a Redemption Fee, or to collect any Redemption Fee imposed by any Fund, or as required by any regulatory authority.

Surrender Charge:

  [A Surrender Charge may apply upon:

      (i)   a partial or full withdrawal of the Surrender Value; or

      (ii) application of a portion or all of the Annuity Value to an Annuity Option.

  The Surrender Charge is a percentage of the amount of each Premium withdrawn in excess of the Free Withdrawal Amount described in this Contract Schedule. The applicable Surrender Charge for each Premium is determined as follows:

[Number of Complete                         Surrender
  Years Since the                            Charge
  Premium Payment                           Percentage
-------------------                         ----------
    less than 1                                 7%
      1                                         6%
      2                                         5%
      3                                         4%
      4                                         3%
      5                                         2%
      6                                         1%
      7+                                        0%   ]

  For a full withdrawal, the Surrender Charge will be deducted from the Contract Value prior to payment of the Surrender Value. [For partial withdrawals, unless you specify otherwise, the Surrender Charge will be deducted from the requested withdrawal amount prior to payment.]

  For the purpose of determining the Surrender Charge, partial and full withdrawals in a Contract Year assume Gain is withdrawn first, followed by Premiums on a First-In, First-Out (FIFO) basis.

  Gain is the excess, if any, of (i) over (ii) where:

      (i)   is the Contract Value just prior to the withdrawal; and

      (ii) is the sum of all Premiums paid less any prior withdrawal of those Premiums.

  We reserve the right not to deduct the Surrender Charge from designated subaccounts which may be made available in the future. ]

                                     - 5F -

                                CONTRACT SCHEDULE

                                           Contract Number:   [%999999999]

FEES AND CHARGES (CONTINUED)

Free Withdrawal Amount:

  [Each Contract Year, You may withdraw a portion of Your Contract Value without deduction of a Surrender Charge. This amount is known as the Free Withdrawal Amount. The Free Withdrawal Amount available each Contract Year is [the greater of (i) or (ii) where:

      (i)   is (a) less (b), where:

            (a) is the sum of: [10]% of each Premium subject to a Surrender Charge, but not greater than the Remaining Premium as of the beginning of the Contract Year; and

            (b)   is any prior withdrawals during the Contract Year; and

      (ii) is Gain in the Contract, plus Remaining Premiums no longer subject to a Surrender Charge.

  Remaining Premium is the Premium less prior withdrawals of that Premium.

  Gain is defined in the Surrender Charge section of this Contract Schedule.] ]

Other Contract Charges:  [None]

Optional Rider Charges:  If You have elected any optional Rider, the charges for such Rider are described on the Contract Schedule page applicable to that Rider.

CONTRACT CREDITS

                         [None]

                                     - 5G -

                                CONTRACT SCHEDULE

                                           Contract Number:   [%999999999]

TRANSFERS

Requirements and Limitations:

  [No transfers allowed during the first [14 days] following the Contract Date.]

  Number of transfers allowed each Contract Year before the Transfer Fee
   applies:                                                               [ 12 ]

  [Minimum Transfer Amount:

      The minimum amount of a transfer, from one or multiple subaccounts, is $[1,000] or the remaining Account Value in a subaccount, if less than $[1,000]. ]

  Minimum Value in a subaccount after a transfer:                     $ [ 1,000]

  We reserve the right to impose additional limitations on Your ability to make transfers to or from designated subaccounts which may be made available in the future.

  We reserve the right, in accordance with applicable law, to modify or terminate the transfer privilege at any time. The right to make any transfer will be limited by any requirements and limitations in effect at the time of such transfer.

Transfer Fee - See the Fees and Charges section of this Contract Schedule.

Redemption Fee - See the Fees and Charges section of this Contract Schedule.

WITHDRAWALS

Requirements and Limitations:

  Minimum Withdrawal Amount:                                           $   [100]

  Minimum Surrender Value after a partial withdrawal:                  $ [5,000]

  We reserve the right to impose additional limitations on Your ability to take withdrawals from designated subaccounts which may be made available in the future.

Deduction of Partial Withdrawals:

  [Unless you specify otherwise or unless restrictions apply, partial withdrawals will be deducted from each subaccount in the ratio of your interest in each subaccount to your Account Value.]

Surrender Charge - See the Fees and Charges section of this Contract Schedule.

Free Withdrawal Amount - See the Fees and Charges section of this Contract Schedule.

                                     - 5H -

                                CONTRACT SCHEDULE

                                           Contract Number:   [%999999999]

DEATH BENEFIT INFORMATION

Eligible Spousal Beneficiary:          A spousal Beneficiary [whose age as of
                                       the Contract Date was not greater than
                                       the Maximum Owner Age shown on this
                                       Contract Schedule]

Death Benefit Payment Election Period: [60] days from our receipt of a certified death certificate or other legal proof of death acceptable to Us

Default Death Benefit Payment Option:

  For an Eligible Spousal Beneficiary  [Spousal Beneficiary Continuation Option]
  For any other Beneficiary            [Payment Option 1- Lump Sum Payment]

ANNUITY PERIOD INFORMATION

Requirements and Limitations:

  The Annuity Date may not be later than the Maturity Date.

  [The Annuity Date may not be earlier than the [first] Contract Anniversary.]

  [A change of Annuitant may not cause the Maturity Date to be later than the Maturity Date established on the Contract Date.]

Annuity Date:                                                     [Jan 1, 2045 ]

Maturity Age:                                                             [ 95 ]

Maturity Date:                                                    [Jan 1, 2045 ]

  [The Maturity Date is the birthday on which the oldest Annuitant reaches the Maturity Age.]

Guaranteed Payout Rates:

  [The guaranteed payout rates will be based on the Annuitant's Adjusted Age, the Guaranteed Mortality Table, if applicable, and the Guaranteed Interest Rate.

  Adjusted Age: For Annuity Dates from [January 1, 2025] through [December 31, 2034], the Annuitant's Adjusted Age will be his/her actual age reduced by [one year]. For each subsequent [10 year] period, the Adjusted Age for the prior [10 year] period will be reduced by [an additional year].

  For example:

ANNUITY DATE                              ADJUSTED AGE
----------------------------------        --------------------------------------
before Dec. 31, 2024                      actual age
Jan. 1, 2025 through Dec. 31, 2034        subtract 1 year from actual age
Jan. 1, 2035 through Dec. 31, 2044        subtract 2 years from actual age
Jan. 1, 2045 through Dec. 31, 2054        subtract 3 years from actual age
Jan. 1, 2055 through Dec. 31, 2064        subtract 4 years from actual age     ]

  Guaranteed Mortality Table: [Annuity 2000 Mortality Table projected to year
                                2025 under Scale G.]

  Guaranteed Interest Rate: [Lesser of (a) and (b) where:

      (a)   is 3.00%; and

      (b) is the interest rate calculated under the Redetermination Provision as of the Annuity Date, but not less than 1.00%.

                                CONTRACT SCHEDULE

                                           Contract Number:   [%999999999]

ANNUITY PERIOD INFORMATION (CONTINUED)

  Redetermination Provision: For each calendar year, the Guaranteed Interest Rate is equal to the average of 5-Year Constant Maturity Treasury Rates reported by the Federal Reserve over a consecutive 12 month period ending November of the previous calendar year, rounded to the nearest one-twentieth of 1 percent, less 1.25%.]

Minimum Annuity Payment:                                            $   [ 20 ]

Minimum Annuity Value:                                              $ [ 2,000]

Default Annuity Option:

     For a single Annuitant - [Option 2 - Life Annuity with Payments Guaranteed
                                10 Years]
     For Joint Annuitants -   [Option 4 - Joint and Survivor Life Annuity with
                                Payments Guaranteed 10 Years]

Present Value Interest Rate:  [The interest rate We use on the Annuity Date to compute the amount of  the annuity payments]

ENDORSEMENTS AND RIDERS ATTACHED TO THIS CONTRACT

   [None]
   [Bonus Endorsement]
   [Guaranteed Minimum Death Benefit Rider - Return of Premium]
   [Guaranteed Minimum Death Benefit Rider - Maximum Anniversary Value] [Guaranteed Minimum Death Benefit Rider - Roll-Up]
   [Guaranteed Minimum Death Benefit Rider - Greater of Maximum Anniversary
                                              Value and Roll-Up]
   [Additional Death Benefit Rider]
   [Guaranteed Minimum Income Benefit Rider]
   [Spousal Beneficiary Continuation Option Endorsement]

                                     - 5J -

                                CONTRACT SCHEDULE

                       THIS PAGE INTENTIONALLY LEFT BLANK.

{NOTE TO JAX: This is an optional page to be used only when needed to provide an even number of schedule pages.}

                                     - 5K -